LB Series Fund, Inc.

Supplement to Prospectus
Dated April 30, 2002

The section of the prospectus under the heading "The Separate Accounts and The Contracts" is deleted in its entirety and replaced with the following:

"The Separate Accounts and the Retirement Plans"

Shares in the Fund are currently sold, without sales charges, only to:

  Separate accounts of Thrivent Financial and Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"), which are used to fund benefits of variable life insurance and variable annuity contracts (each a "variable contract") issued by Thrivent Financial and LBVIP
  Retirement plans sponsored by Thrivent Financial

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the Portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest in the Fund.

The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable contracts or the participants in the retirement plans. Orders received before the close of the New York Stock Exchange ("NYSE") on a given day result in share purchases and redemptions at the net asset value ("NAV") calculated as of the close of the NYSE that day.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable contract owners and the interest of plan participants with respect to their investments in the Fund. The Fund's Board of Directors will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

The following section is added to the prospectus:

"Fees and Expenses of the Portfolios Available in the Retirement Plans"

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios available in the retirement plans. None of the Portfolios in the Fund have sales charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Fund assets)

                                                                                                  Total Portfolio
Portfolio                           Management Fees                Other Expenses                 Annual Expenses
---------                           ---------------                --------------                 ---------------
Opportunity Growth                  0.40%                          0.06%                          0.46%
Mid Cap Growth                      0.40                           0.04                           0.44
World Growth                        0.85                           0.09                           0.94
Growth                              0.40                           0.02                           0.42
High Yield                          0.40                           0.04                           0.44
Income                              0.40                           0.03                           0.43
Limited Maturity Bond               0.40                           0.06                           0.46

The percentage of expense levels shown in the table as "Other Expenses" for the Limited Maturity Bond Fund are based on estimates since the Portfolio became effective November 30, 2001.

Thrivent Financial and LBVIP have agreed to pay on behalf of the Fund or to reimburse the Fund for all expenses of the Fund other than the investment advisory fee pursuant to an Expense Reimbursement Agreement. With the Expense Reimbursement Agreement, the Total Portfolio Annual Expense would be 0.85% for the World Growth Portfolio and 0.40% for the Opportunity Growth Portfolio, the Mid Cap Growth Portfolio, the Growth Portfolio, the High Yield Portfolio, the Income Portfolio and the Limited Maturity Bond Portfolio. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, Thrivent Financial, and LBVIP.

Example

This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio                                  1 Year                 3 Years                 5 Years               10 Years
---------                                  ------                 -------                 -------               ---------
Opportunity Growth                          $47                    $148                    $258                 $  579
Mid Cap Growth                               45                     141                     246                    555
World Growth                                 96                     300                     520                   1155
Growth                                       43                     135                     235                    530
High Yield                                   45                     141                     246                    555
Income                                       44                     138                     241                    542
Limited Maturity Bond                        47                     148                     258                    579

The date of this Supplement is October 15, 2002.

Please include this supplement with your prospectus.